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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 16, 1997


                            CASTLE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                      76-0035225
(Commission File Number)                   (I.R.S. Employer Identification No.)


  One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (610) 995-9400
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)




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             Castle Energy Corporation (the "Registrant") submits the following information:

ITEM 5.  Other Events

             On May 16, 1997, the Registrant entered into agreements to sell its Texas oil and gas properties and pipeline to Union Pacific Resources Company. A copy of the news release issued by the Registrant on May 19, 1997 is attached as
Exhibit 99.1 to this report.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 Exhibit                                                                   Page
 Number                    Description                                      No.
 -------                   -----------                                     ----
   99.1    Castle Energy Corporation Press Release, dated May 19, 1997      4


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CASTLE ENERGY CORPORATION



Date:     May 23, 1997                   By:    /s/ RICHARD E. STAEDTLER
     ---------------------------                -----------------------
                                                    Richard E. Staedtler
                                                    Chief Financial Officer















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